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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 13, 2000 (JULY 11, 2000)



                             UNITED DIAGNOSTIC, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



          DELAWARE                         0-11772             25-1411971
----------------------------       ------------------------  -------------------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

                      476 MAIN STREET, SUITE 3-DFL
                       WAKEFIELD, RHODE ISLAND                  02879

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)



       Registrant's telephone number, including area code: (401) 789-9995



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ITEM 5.  OTHER EVENTS.

         The State of Delaware has recently enacted amendments to the Delaware General Corporation Law to facilitate the use by Delaware corporations of various technology advances. These statutory amendments include providing that notices to directors and stockholders may be sent by electronic transmission; providing that the holding of directors and stockholders meetings may be by remote communication; and providing that the consent to action by directors and stockholders may be taken by electronic transmission. By reason of these amendments, the Company has adopted a new Article VII to its by-laws and has amended and restated its by-laws as of July 11, 2000.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         C.  EXHIBITS

         EXHIBIT NO.                     DESCRIPTION OF EXHIBIT

              3(ii)                      Amended and Restated By-Laws


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             UNITED DIAGNOSTIC, INC.


                           By: /s/ J. Marvin Feigenbaum
                               -------------------------------------
                               Name:     J. Marvin Feigenbaum
                               Title:    Chairman and President


Date:  July 13, 2000


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